COMPANY OVERVIEW PRESENTATION 2020 1

Table of Contents History and Business Overview ....................................................................................................................... 4 Business Model ........................................................................................................................................... 16 Business Segments Overview ....................................................................................................................... 23 Rail North America ............................................................................................................................. ......... 27 Rail International ........................................................................................................................................ 44 Portfolio Management .................................................................................................................................. 54 Financial Highlights ..................................................................................................................................... 59 Reconciliation of Non-GAAP Measures ............................................................................................................ 65 2

Forward-Looking Statements Statements in this presentation not based on historical facts are “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materi ally from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue re liance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward -looking statements. The following factors, in addition to those discussed in our other filings with the U.S. Securities and Exchange Commission (“SEC”), including our Form 10-K for the year ended December 31, 2019 and subsequent reports on Form 10-Q, could cause actual results to differ materially from our current expectations expressed in forward-looking statements: . the severity and duration of the global COVID-19 pandemic, including impacts of the pandemic and of businesses’ and . financial and operational risks associated with long-term railcar purchase commitments, including increased costs due to governments’ responses to the pandemic on our personnel, operations, commercial activity, supply chain, the demand tariffs or trade disputes for our assets, the value of our assets and our liquidity . reduc ed opportunities to generate asset remarketing income . expos ure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in . inability to successfully consummate and manage ongoing acquisition and divestiture activities litigation, including claims arising from an accident involving our railcars and other transportation assets . operational and financial risks related to our affiliate investments, including the Rolls -Royce & Partners Finance joint . inability to maintain our transportation assets on lease at satisfactory rates due to oversupply of assets in the market ventures, and the durability and reliability of aircraft engines or other changes in supply and demand . fluctuations in foreign exchange rates . a significant decline in customer demand for our assets or services, including as a result of: . failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of • weak macroeconomic conditions our employees • weak market conditions in our customers' businesses . asset impairment charges we may be required to recognize • declines in harvest or production volumes . deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs • adverse changes in the price of, or demand for, commodities . uncertainty relating to the LIBOR calculation process and potential phasing out of LIBOR after 2021 • changes in railroad operations or efficiency . competitive factors in our primary markets, including competitors with a significantly lower cost of capital than GATX • changes in railroad pricing and service offerings, including those related to "precision scheduled railroading" . risks related to our international operations and expansion into new geographic markets, including the inability to access • changes in supply chains railcar supply and the imposition of new or additional tariffs, quotas, or trade barriers • availability of pipelines, trucks, and other alternative modes of transportation . changes in, or failure to comply with, laws, rules, and regulations • changes in conditions affecting the aviation industry, including geographic exposure and customer concentrations . inability to obtain cost-effective insurance • other operational or commercial needs or decisions of our customers . environmental remediation costs • customers' desire to buy, rather than lease, our transportation assets . potential obsolescence of our assets . higher costs associated with increased assignments of our transportation assets following non-renewal of leases, . inadequate allowances to cover credit losses in our portfolio customer defaults, and compliance maintenance programs or other maintenance initiatives . operational, functional and regulatory risks associated with severe weather events, climate change and natural disasters . events having an adverse impact on assets, customers, or regions where we have a concentrated investment . inability to maintain and secure our information technology infrastructure from cybersecurity threats and related expos ure disruption of our business 3

History and Business Overview 122 YEARS OF EXPERIENCE 4

GATX’s 122-Year History 1898 Established as railcar lessor with 28 railcars 1907 1919 Began manufacturing railcars 1936 Initiated quarterly dividend Began rail investment in Canada 1984 Exited railcar manufacturing 1985 Began locomotive investment 1994 Began rail investment in Europe & Mexico 1998 Formed Rolls-Royce and Partners Finance Affiliates (RRPF) 2003 Acquired 100% ownership in European rail joint venture and formed GATX Rail Europe (GRE) 2012 & 2013 Began rail investments in India and Russia 2020 $8.3 billion in assets and ~147,000 wholly owned railcars worldwide* *As of 12/31/2019 5

Disciplined and Proven We strive to be recognized as the finest railcar leasing company in the world by our customers, our shareholders, VISION our employees, and the communities where we operate. FOCUSED DISCIPLINED PROVEN BUSINESS CAPITAL RETURNS TO STRATEGY ALLOCATION SHAREHOLDERS 6

Capital Allocation Framework PRIORITY 1 . Invest in core, service-intensive assets to maximize shareholder value . $9.4 billion* of investments over the period shown INVESTMENT VOLUME $1,031 $943 $860 $781 $770 $715 $742 $634 $621 $585 $615 $603 $480 $ MILLIONS $ 2007 2009 2011 2013 2015 2017 2019 *I nvestment volume and non-cas h items As of 12/31/2019 7

Capital Allocation Framework PRIORITY 2 . Optimize the balance sheet . Maintain a solid investment grade rating of BBB/Baa2 . Maintain capacity for opportunistic investments LEVERAGE & REDUCTION OF SECURED ASSETS 5.0x 50% 4.5x 45% 4.0x 40% 3.5x 35% 3.0x 30% 2.5x 25% 2.0x 20% 1.5x 15% 1.0x 10% 0.5x 5% 0.0x 0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Recourse Debt*/Equity % of Assets that are Secured *Total Recours e Debt = On-Balance Sheet Recours e Debt + Off-Balance Sheet Recourse Debt + Capital Leas e Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cas h (I n accordance with the new leas e accounting standard, off-balance sheet assets and recourse debt are no longer applicable beginning in 2019) As of 12/31/2019 8

Capital Allocation Framework PRIORITY 3 . In lockstep with Priorities 1 and 2, return excess cash to shareholders . Over the period shown below, $2.0 billion returned to shareholders CASH RETURNED TO SHAREHOLDERS $2,500 $2,000 $1,500 MILLIONS $ $ $1,000 $500 $0 2007 2009 2011 2013 2015 2017 2019 Cumulative Dividends Cumulative Share Repurchase As of 12/31/2019 9

Areas of Focus in Response to COVID-19 Rail transportation is an “essential industry” across North America and our international markets. Employees & Customers Balance Sheet Communities . Prioritizing employee health . Executing business . Over $1 billion of liquidity and safety continuity plans to safeguard from cash and committed operations and maintain credit facilities . Providing remote and customer-related activities flexible work arrangements . No debt maturities until . Offering digital capabilities June 2021 . Continuing support of that enable seamless communities through customer service . Access to diverse funding virtual volunteer and sources fundraising opportunities . Maintaining credit discipline while supporting customers . ~95% of asset base is seeking relief unencumbered As of 5/4/2020 10

GATX Financial Highlights Income Per Diluted Share, Adjusted* $5.77 $5.37 $5.22 $5.51 $4.48 $4.70 $3.50 $2.81 $2.01 $1.59 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Return on Equity, Adjusted* Investment Volume 18% 18% $1,031 $943 15% 14% 14% $860 13% 13% $770 $715 $742 11% $615 $621 $603 9% $585 7% $ $ MILLIONS 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 * Non-GAAP - excludes tax adjustments and other items. See Reconciliation of Non-GAAP Meas ures. 11

GATX Today – Business Segments RAIL NORTH AMERICA . Premier railcar lessor 10% . Diversified fleet of approximately 118,000 railcars and more than 625 locomotives . Strong customer credit quality, diversification in car types and commodities carried 8% . $2.7 billion of committed lease receipts NET BOOK RAIL INTERNATIONAL 17% VALUE OF ASSETS . GATX Rail Europe (GRE) is a leading European tank car and freight car lessor with 65% over 24,500 railcars . Strong customer credit quality, diversification in car types, geography, and commodities carried . GATX Rail India (GRI) is the largest railcar lessor in India with approximately 3,700 railcars PORTFOLIO MANAGEMENT . Largely comprised of our 50% ownership of Rolls-Royce and Partners Finance $8.7 Billion NBV* Affiliates (RRPF), a leading worldwide lessor of aircraft spare engines . RRPF portfolio has over 475 aircraft spare engines with $5.0 billion of net book value Rail North America . $3.0 billion of committed lease receipts at RRPF Rail International Portfolio Management Other As of 12/31/2019 *Pro Forma for sale of American Steams hip Company as of 3/31/20 12

GATX’s Strong Global Presence GATX owns approximately 147,000 railcars, over 625 locomotives, and has an interest in more than 475 aircraft spare engines. GATX Rail Operations Footprint (map excludes leasing footprint for RRPF) GATX Headquarter Locations . GATX Global Headquarters (Chicago, IL) . GATX Rail Europe (Vienna, Austria) . GATX Rail India (Gurgaon, India) . GATX Rail Russia (Moscow, Russia) Rolls-Royce & Partners Finance Headquarters (London, England) Major Business Office (excludes sales offices) Major Maintenance Facility (excludes field repair centers, customer site locations & mobile units) As of 3/31/2020 13

Environmental, Social, and Governance Efforts ENVIRONMENTAL, SOCIAL GOVERNANCE HEALTH & SAFETY (EHS) Efficient Transportation People Board Leadership . Moving freight via rail is three to four . Policies and programs in place to . Eight of our nine directors are independent times more efficient compared to moving encourage diversity and inclusion, . Independent lead director as well as via trucks1 , with less greenhouse gas including: independent audit, governance, and emissions, and reduced noise and traffic • Training and development compensation committees congestion • Diverse candidate slates and . Two female board members; recognized interviewers for management hiring as a “Winning” company by 2020 Women Continuous Improvement • Flexible work arrangements on Boards . Since 2010, GATX has added over 20 EHS • Paid parental leave & Quality headcount to increase efficiency • Pay equity audits Executive Compensation across our operations to minimize our . Recognized as a “Top Workplace” by . Reflects business cyclicality, with direct environmental impact Chicago Tribune link to company financial and operating performance and creation of long-term Railcar and Employee Safety shareholder value . Certified Responsible Care® Partner since Community 2005 & won Partner of the Year Award in . TankTrainer™ provides learning to over Risk Management 2010 & 2017 17,000 first responders, customers, rail . Board oversight of Company’s robust • Goals in key metrics are continually industry participants, and employees internal processes and controls designed measured and refined . Leading supporter of Make-A-Wish to facilitate the identification and . 54% reduction in Total Recordable Illinois, Big Shoulders Fund, and Shedd management of enterprise risks Incident Rate in Rail N.A. over six years Aquarium (1) Source: As s ociation of American Railroads, July 2019 14

GATX Investment Highlights Disciplined Management Team focused on the long-term and experienced in Leading Market Position managing the business across market cycles in most of the major rail markets globally Highly Diversified Railcar Fleet Full-Service Maintenance Capabilities with approximately 160 car types serving nearly 600 commodities spread across 850 valued by customers across North America customers in North America and Europe Tank Cars & Specialty Covered Hoppers High Level of Committed Cash Flow make up a large part of the fleet and have a via contractual lease receipts from a diverse heavy service component that supports stable base of customers customer relationships and fleet utilization Commitment to Return Excess Capital to Strong Balance Sheet Our Owners Ample liquidity and well-positioned to 2020 marks our 102nd consecutive year of capitalize on attractive investments paying a dividend that arise 15

Business Model 122 YEARS OF EXPERIENCE 16

Straightforward and Proven Business Model BUY LEASE SERVICE MAXIMIZE the railcar at an the railcar to a the railcar in a the value of the economically attractive quality customer at manner that railcar by selling or and competitively an attractive rate for maximizes safety, scrapping at the advantaged price at a term that reflects in-use time, and optimal time the right time the business cycle customer satisfaction 17

Business Model: BUY DISCIPLINED INVESTMENT COMPETITIVE ASSET COST GATX NORTH AMERICAN RAIL APPROACH ACQUISITION SOURCE GATX achieves lower new car costs $800 GATX recognizes that railcars are long- by placing large orders at lived assets and that each investment appropriate points in the is measured over decades business cycle $700 GATX uses multiple manufacturing GATX avoids chasing short-term, sources to achieve economically unsustainable market trends $600 attractive and competitively advantaged new car costs $500 GATX ADVANTAGE $400 MILLIONS $ $ $300 OPPORTUNISTIC $200 INVESTMENT EXPERIENCED INTERNAL CAPABILITIES GATX consistently $100 identifies attractive GATX’s engineering team opportunities across the customizes railcar specifications business cycle to meet customer needs $0 2012 2013 2014 2015 2016 2017 2018 2019 GATX acquires railcars in the GATX’s quality team performs car secondary market in North America, inspections and quality control checks Europe, and India on an opportunistic basis during the manufacturing process Committed Order Secondary Market Spot Order As of 12/31/2019 18

Business Model: BUY GATX’s Railcar Supply Strategy is to acquire railcars from a variety of sources versus manufacturing its own railcars. Combining Railcar . Adds significant volatility leading to a higher cost of capital Manufacturing with a . Can result in poor asset allocation within the lease fleet as cars are added simply to Railcar Leasing Business optimize the manufacturing line . Large, multi-year orders for new cars from manufacturers GATX’s Sources of . Spot orders for new cars to meet specific customer demand Railcar Supply . Fleet acquisitions of existing cars from other lessors and customers Benefits of Railcar . Access to attractively priced railcars Supply Strategy . Ability to grow our high quality fleet and reliably meet customer demand 19

Business Model: LEASE Customers prefer GATX because of its diverse fleet, technical expertise to meet unique needs, and superior ongoing service. This results in high fleet utilization and strong lease renewal success. CAR AVAILABILITY DELIVERY . Utilize multi-year committed orders with . Develop lease structures that fit customers’ railcar manufacturers to maintain a steady needs stream of new car deliveries . New Car Inspection Group ensures railcars . Most diverse fleet in the industry can satisfy meet GATX and customers’ specifications varying customer demands before acceptance CUSTOMER VALUE TIME IN-SERVICE CUSTOMER SERVICE . Assure maintenance capacity for customers’ railcar fleet . Reduce administrative burden on customers’ . Premium service minimizes railcar quality railcar operations issues and unexpected downtime . MyGATXRail.com provides customer self- . Assist customers in managing a complex railcar service, allowing instant access to fleet regulatory environment information 20

Business Model: SERVICE GATX has built a strong market position by focusing on full- service leasing in North America and Europe. MAINTENANCE ENGINEERING TRAINING TECHNOLOGY REGULATORY . Customers rely on GATX to . GATX’s engineering team . GATX provides important . MyGATXRail.com provides . As a full-service railcar manage the complex consists of mechanical, training to customers and real-time fleet lessor, GATX takes an process of maintaining structural, and chemical first responders management capability and active leadership role in the railcars engineers . GATX offers training at its maintenance data to complex regulatory . Extensive maintenance . GATX’s engineers tailor headquarters, at customer customers landscape network: nine maintenance railcar solutions to meet sites, and through its . Shop Portal provides GATX . GATX leads several industry facilities in North America customers’ needs, taking TankTrainer™ mobile personnel with state-of- groups and agencies in and Europe into consideration classroom the-art technology for car North America and Europe . In 2019, GATX performed commodity carried, inspection, maintenance an aggregate of location, and layout of instructions, and reporting approximately 53,000 facilities in real-time from the shop maintenance events in its . Develop railcar modification floor owned and third-party programs maintenance network in North America and Europe As of 12/31/2019 21

Business Model: MAXIMIZE GATX optimizes its fleet partly through selling railcars in the secondary market or scrapping them at the end of their useful lives. Our fleet of cost-advantaged, well-maintained modern railcars, leased to quality customers, allows us to realize significant remarketing income when we decide to sell cars in the secondary market. REMARKETING INCOME (Income from sale of owned assets) . Helps to optimize a diversified, high-performing railcar fleet . Over the last 11 years, GATX Rail North America generated an average of approximately $46 million of remarketing income per year Rail North America 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Approximate # of railcars sold 700 1,400 1,800 2,000 3,700 2,700 3,900 2,700 1,600 3,200 3,600 Remarketing income $13.8 $17.4 $27.4 $45.7 $54.5 $62.6 $67.4 $46.3 $44.6 $66.1 $58.9 ($ millions) SCRAPPING GAINS . GATX typically realizes gains when railcars are scrapped at the end of their useful lives . Over the last 11 years, GATX Rail North America and Rail International generated an average of approximately $13 million of s crapping gains per year Rail North America and Rail International 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Approximate # of railcars scrapped 4,400 3,700 3,700 2,700 3,100 3,200 2,600 3,900 4,800 3,400 3,300 Scrapping gains/(loss) $9.7 $18.0 $27.0 $19.2 $20.7 $16.1 $9.5 $3.2 $8.5 $14.5 $(2.3)* ($ millions) *I ncludes a $3.8 million scrap loss on cus tomer damaged cars that was largely offset by an early termination fee 22

Business Segments Overview 122 YEARS OF EXPERIENCE 23

GATX Rail North America Overview 2019 OVERVIEW FLEET UTILIZATION* WHOLLY OWNED FLEET COUNT 11% 118,000+ 100% 99% 26% CAR TYPE COUNT 7% 98% 160+ 98% AVERAGE FLEET AGE 13% INDUSTRIES 96% SERVED 20 Years 96% 94% LOCOMOTIVE COUNT 23% 625+ 20% 92% NUMBER OF CUSTOMERS 90% 90% 850+ 88% COUNTRIES OF OPERATIONS Chemicals Food & Agriculture Refiners & Other Mining, Minerals & U.S., Canada, & Mexico Petroleum Aggregates 86% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Railroads & Other Other Transports *Excludes boxcar fleet Bas ed on 2019 Rail North America Revenue As of 12/31/2019 24

GATX Rail International Overview 2019 OVERVIEW FLEET COUNT GRE FLEET UTILIZATION 24,500+ in Europe (GRE) 100% 25% 99% 4,000+ in India and Russia 99% CAR TYPE COUNT 98% 97% 97% 97% 97% 35+ INDUSTRIES 97% 48% SERVED 96% AVERAGE FLEET AGE (GRE) 12% 96% 96% 95% 18 Years 95% 95% 94% NUMBER OF CUSTOMERS 15% 93% 230+ 92% MAJOR COUNTRIES OF OPERATIONS 91% Germany, Poland, Austria, India, Switzerland, Mineral Oil 90% The Netherlands, Czech Republic, Hungary and 2007 2009 2011 2013 2015 2017 2019 Liquefied Petroleum Gas France Chemicals Freight & Intermodal As of 12/31/2019 25

Portfolio Management Overview 2019 RRPF OVERVIEW 3% Spare Engine Count: 475+ 6% 4% 18% Average Fleet Age: 11 Years 4% 31% 9% RRPF JV PRE-TAX INCOME RRFP ASSET (GATX’s SHARE) ENGINE MIX 9% TYPES $100 79% $80 16% 21% $60 Aircraft Spare Engine Trent XWB (A350) V2500 (A320) Leasing Affiliates (RRPF) $40 Trent 700 / 7000 (A330) CFM 56 / LEAP (A320 / B737) Marine Equipment $MILLIONS Trent 1000 (B787) Trent 800 (B777) Other Trent 900 (A380) Other $20 $653.7 million NBV Based on NBV of approximately $5.0 billion; 100% of RRPF’s portfolio $0 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 As of 12/31/2019 26

RAIL NORTH AMERICA 27

North America – Industry Ownership Approximately 1.6 million railcars RAILROADS (16%) LESSORS (55%) . Ownership of railcars has been . Shift from railroad- and shipper- owned declining railcars to lessors . Virtually no tank car ownership due . Lessors dominate the tank car segment to complexities and regulations due to complex services and compliance . Focus of capital investment requirements on infrastructure 16% 19% 55% SHIPPERS (19%) TTX (10%) . Shipper market share has 10% . Railroad-owned equipment pool been relatively constant since focused on box, flat, intermodal, and 2008 at ~19% gondola cars . Alternative focus of capital on core business . Overall market share has remained versus railcar investments steady since 2008 at ~10% of the . Railcar maintenance and management not a North American fleet core competency UMLER as of April 2020 28

North America – Industry Fleet and Ownership Mix RAILCARS BY TYPE TANK CAR OWNERSHIP SHARE (Approximately 1.6 million railcars) 18% 4% 0% 7% Lessor Shipper/Other 8% <1% Railroad 34% Bas ed on approximately 431,000 tank cars 81% 20% FREIGHT CAR OWNERSHIP SHARE 27% 14% Lessor Railroad Covered Hopper Flat 18% 46% Shipper/Other Tank Boxcar TTX Open Top Intermodal Bas ed on approximately 1.2 million freight cars UMLER as of April 2020 22% 29

North America – Lessor Market Share LESSOR OWNERSHIP SHARE TANK CAR LESSOR OWNERSHIP SHARE (Based on approximately 895,000 lessor-owned railcars) 2% 11% GATX 18% Union Tank Car 8% 14% Trinity 24% 18% CIT 9% GATX SMBC 15% 34% Wells Fargo Rail 14% 18% Other 6% GATX Bas ed on approximately 351,000 les s or-owned tank cars 13% 14% FREIGHT CAR LESSOR OWNERSHIP SHARE 14% 11% GATX Wells Fargo Rail 33% CIT GATX CIT 11% 23% Trinity Wells Fargo Rail SMBC GATX SMBC Union Tank Car Other Union Tank Car Trinity 2% 15% Other UMLER as of April 2020 5% 11% Bas ed on approximately 544,000 les s or-owned freight cars 30

North America – Industry Shipments & Carloadings INDUSTRY SHIPMENT COMPOSITION CARLOADS ORIGINATED (Based on 2019 U.S and Canadian carloads of approximately 17.2 millions) (United States and Canada) 22 21.1 21.0 22% 21 27% 20 3% 3% 19.1 5% 19 18.7 14% MILLIONS 18.2 6% 18 7% 17.5 13% 17.2 17.1 17 Coal & Coke Forest & Paper Products Farm Products Metals 16 Chemicals Food / Kindred 2005 2007 2009 2011 2013 2015 2017 2019 Petroleum Products All Other Auto As s ociation of American Railroads as of 12/31/2019 As of 12/31/2019 31

ssociation s of As American North THOUSANDS AllOther 1,000 1,500 2,000 2,500 500 0 Railroads America 1Q08 2Q08 3Q08 4Q08 1Q09 Coal& Coke 2Q09 3Q09 4Q09 1Q10 2Q10 – 3Q10 QUARTERLY QUARTERLY COMMODITYCARLOAD TRAFFIC 4Q10 Commodity Industry 1Q11 2Q11 Sand,Stone, Minerals, &Related Products 3Q11 4Q11 1Q12 2Q12 3Q12 (NorthAmerica) 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Grain 2Q16 3Q16 Carloads 4Q16 1Q17 2Q17 3Q17 4Q17 Petroleum Products 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 32

North America – Industry Backlog INDUSTRY BACKLOGS 160,000 . Cyclicality of the industry is illustrated 140,000 by the backlog of orders at the railcar manufacturers 120,000 . The 2014 and 2015 100,000 spike in tank car backlog was primarily 80,000 due to the crude boom . Backlogs have 60,000 moderated post-crude, with the recent decline 40,000 attributable to Precision Scheduled Railroading 20,000 (PSR), freight market weakness, and, in 2020, - economic uncertainty ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 ’18 ’19 ‘20 due to COVID-19 Number of Tank Number of Freight Railway Supply Institute as of April 2020 33

GATX Actively Manages Through Cycles GATX proactively manages changing market conditions by utilizing our strong customer relationships and the diversity of our fleet to adjust rate and term. STRONG MARKET WEAK MARKET STRONG MARKET WEAK MARKET 70 67 66 50% 63 62 60 54 60 40% 39% 30% 50 45 35% 41 20% 32% LPI 26% 38 39 40 35 32 33 10% 14% 30 0% MONTHS 5% -1 6% 7% -10% 20 -4% -1 1% -20% 10 -2 0% -1 0% -30% -2 8% 0 -40% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Renewal Lease Term* (left axis) Lease Price Index* (right axis) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Approximate # of railcars scheduled 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 12,500 15,100 13,900 17,800 17,800 for renewal* Renewal Success Rate* 60% 54% 62% 77% 82% 81% 86% 81% 67% 75% 83% 82% N/A Utilization* 98% 96% 97% 98% 98% 99% 99% 99% 99% 98% 99% 99% N/A *Excludes boxcar fleet LPI = Leas e Price I ndex: The average renewal leas e rate change is reported as the percentage change between the average renew al leas e rate and the average expiring lease rate, weighted by GATX’s North American fleet compos ition (excluding boxcars). Renewal Succes s Rate: The percentage of expiring leases that were renewed with the existing lessee. As of 12/31/2019 34

GATX Rail North America: Diverse Customer Portfolio CREDIT RATINGS OF TOP 50 CUSTOMER FAMILIES GATX serves Largest more than customer represents 16% 850 individual less than 6% customers of total lease revenue 30% 14% Average Top 20 customers relationship account for tenure of top less than 40% 10 customers 35% of lease AAA, AA, & A BB+ or lower is 50 years revenue BBB Private / Not Rated Cus tomer families sometimes include more than one cus tomer account; the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Leas e obligations of subsidiaries are not neces sarily guaranteed by the rated parent entity. As of 12/31/2019 35

GATX Rail North America: Diverse Fleet CAR TYPE COMMODITIES CARRIED % OF FLEET % OF NBV General Service Tank Cars: Liquid fertilizers, Fuel oils, Asphalt, Food-grade oils, Chemicals (styrene, glycols, etc.) 20k-25k gallon 15.3% 14.3% General Service Tank Cars: Ethanol & methanol, Food-grade oils, Lubricating oils, Light chemicals, 15.5% 22.6% >25k gallon Light petroleum products (crude oil, fuel oils, diesels, gasoline, etc.) High-Pressure Tank Cars LPG, VCM, Propylene, Carbon dioxide 10.3% 11.7% General Service Tank Cars: Molten sulfur, Clay slurry, Caustic soda, Corn syrup 5.5% 5.3% 13k-19k gallon TANK CARS TANK Other Specialty Tank Cars Acids (sulfuric, hydrochloric, phosphoric, acetic, nitric, etc.), Coal tar pitch, Specialty chemicals 5.0% 4.6% Total Tank 51.6% 58.5% Boxcars Paper products, Lumber, Canned goods, Food and beverages 12.8% 5.4% Open-top Cars Aggregates, Coal, Coke, Woodchips, Scrap metal, Steel coils 7.1% 6.2% Gravity Covered Hoppers: Grain, Sugar, Fertilizer, Potash, Lime, Soda ash, Bentonite 10.1% 9.8% >4k cubic feet Pneumatic Covered Hoppers Plastic pellets 5.5% 3.1% Gravity Covered Hoppers: Sand, Cement, Roofing granules, Fly ash, Dry chemicals 4.3% 4.6% <4k cubic feet Pressure Differential Flour, Corn starch, Mineral powder, Lime, Clay, Cement FREIGHT CARS FREIGHT 2.6% 2.4% Covered Hoppers Other Flat cars (lumber and steel), Intermodal (containerized goods), Automotive (finished vehicles) 6.0% 10.0% Total Freight 48.4% 41.5% As of 12/31/2019 36

GATX Rail North America: Continuous Investment $6.0 130 Car count increased 7% $5.7 Assets increased 37% $5.6 120 $5.5 $5.4 $5.2 RAILCARSIN THOUSANDS $5.1 110 $5.0 $5.0 100 $4.6 $4.5 $4.5 $4.4 90 $4.2 $4.1 80 $4.0 ASSETS IN $ $ BILLIONS IN ASSETS 70 $3.5 60 $3.0 50 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Assets* Railcars *As s ets include on- and off-balance sheet (I n accordance with the new leas e accounting standard, off -balance sheet assets and recourse debt are no longer applicable beginning in 2019) 37

GATX Rail North America: Maintenance Network GATX is known for its integrity, safety, and quality of our operations and superior execution. EXTENSIVE MAINTENANCE NETWORK MAINTENANCE CUSTOMERS RELY ON GATX . Eight maintenance facilities In 2019, GATX Rail North America performed approximately 47,000 maintenance events in its owned . Five locations with mobile units and third-party maintenance network . Five customer site locations . Using continuous improvement principles, we identify . Third-party maintenance facilities and evaluate opportunities to increase maintenance efficiency to minimize the time our customers are without their railcars Services range from routine maintenance and regulatory programs to car modifications and rebuilds, including: All mechanical repairs, interior cleaning, interior/exterior blasting, interior/exterior coatings, valve maintenance and qualification, and more. As of 12/31/2019 38

GATX Rail North America: Training & Regulatory Expertise 2005 First railcar lessor to achieve Partner certification 2010 First railcar lessor to be named Responsible Care Partner of the Year 2017 Repeat recipient of the Responsible Care Partner of the Year 39

GATX Rail North America: Regulatory Environment Participation DEEP KNOWLEDGE ON INDUSTRY REGULATIONS TANK QUALIFICATION INTERVAL EXTENSION GATX is the only tank car owner to FROM get FRA/Transport Canada approval 10 to 15 to extend first tank qualification YEARS inspection from 10 to 15 years for general service tank cars. REFLECTORIZATION OBJECTIVE Nearly 125,000 Railcars Due Initial Reflector Fast response and mobilization of GATX resources to OUR EMPLOYEES ARE address industry- ACTIVELY INVOLVED IN wide issue. NUMEROUS REGULATORY COMMITTEES AND TRADE AND SUPPLIER ASSOCIATIONS. 40

GATX Rail North America: Engineering Expertise GATX’s engineering team, including experienced mechanical, structural, and chemical engineers, communicates regularly with customers and tailors solutions to meet their needs. AUTO CARRIER CONVERSION PROJECT . GATX Engineering successfully converted older flatcars to auto carriers. Some of these flatcars were originally designed to carry over-the-road trailers and others were designed to carry standard containers (ISO containers). This was an extensive end-to-end engineering project that repositioned these cars into a more attractive market while also increasing their statutory Examples of engineering lives from 50 years to 65 years. support include: preventative maintenance, inspection plans, car design / specifications, chemical engineering, and customer-specific enhancements INCREASED GROSS RAIL LOAD PROJECTS . These projects entail structural modifications to increase the gross rail load for existing, low-capacity cars. Doing so allows these cars to haul heavier loads and improves their marketability and acceptance by shippers/customers. 41

GATX Rail North America: Technology Focus GATX continues to innovate for our customers: Shop Portal . Provides repair instructions to maintenance network shops . Provides car and event-specific forms to assure that required inspection points and mandatory repair items are documented and addressed MyGATXRail.com . Provides real-time maintenance data and fleet-management capability to our customers 42

GATX Rail North America: Locomotive Leasing GATX owns, manages or has an interest in more than 625 Locomotives. LOCOMOTIVE LEASE REVENUE $39 $39 $39 $38 $36 $35 $34 $32 $ MILLIONS $ 96% are four-axle locomotives leased to: . Regional and short-line railroads . Industrial users . Class I railroads 2012 2013 2014 2015 2016 2017 2018 2019 As of 12/31/2019 43

RAIL INTERNATIONAL 44

Europe – Industry Snapshot Relatively limited manufacturing capacity . RAILCAR OWNERSHIP − Helps avoid an industry oversupply of railcars (Based on approximately 705,000 railcars in standard-gauge countries) . Older industry fleet in need of replacement − Key segments continue to demonstrate need to replace aging, smaller, and less efficient railcars 30% . Increasing ownership share by lessors − Incumbent railroads shifting from owning railcars to leasing . Green initiatives driving modal share shift from road to rail 70% − European Commission announced goal of achieving climate neutrality by 2050 partly through shifting a substantial part of the 75% of inland freight carried by road onto rail Lessors Railroads − The German government and Deutsche Bahn and Shippers to invest €86 billion for the modernization of the country’s rail network, partly to support Germany’s transport sector carbon emissions GATX management es timates as of 12/31/2018 reduction target of 42% by 2030 45

Europe – Industry Fleet and Ownership Mix TANK CAR OWNERSHIP SHARE RAILCAR OWNERSHIP (Based on approximately 705,000 railcars in standard-gauge countries) 25% 9% Lessors Railroad & Privately Owned 29% 15% Bas ed on approximately 113,000 tank cars 75% FREIGHT CAR OWNERSHIP SHARE 16% 31% 21% Lessors Flat Wagons Covered Wagons Railroad & Privately Owned Tank Wagons Other Bas ed on approximately 592,000 freight cars Dry Bulk Wagons 79% GATX management es timates as of 12/31/2018 46

Europe – Lessor Market Share TANK CAR LESSOR OWNERSHIP SHARE LESSOR OWNERSHIP SHARE (Based on approximately 212,000 lessor-owned railcars) 16% GRE 2% 25% VTG 11% 16% 7% 25% Ermewa GRE Wascosa Touax 5% 14% Other 11% 36% 7% Bas ed on approximately 85,000 lessor-owned tank cars GRE 40% FREIGHT CAR LESSOR OWNERSHIP SHARE 2% 21% 20% GRE VTG 4% 2% Ermewa GATX Rail Europe (GRE) Wascosa 40% 7% Touax VTG GRE Touax Wascosa Ermewa Other Other 27% GATX management es timates as of 12/31/2018 Bas ed on approximately 127,000 lessor-owned freight cars 47

GATX Rail Europe (GRE): Major Rail Markets 72% of GRE’s revenue is generated in Germany, Poland, and Austria – strong rail freight transport economies. GEOGRAPHIES SERVED 4% 11% Germany 13% 4% Poland FLEET STRUCTURE 32% 4% Austria 14% Mineral Oil 5% Switzerland LPG 56% The Netherlands Chemicals 11% Czech Republic 17% Freight & Intermodal Hungary 29% Other Bas ed on 2019 GRE Revenues Approximately 24,600 railcars as of 12/31/2019 CAR TYPE COMMODITIES CARRIED Mineral Oil Light mineral oil (gasoline, jet fuel, diesel oils, light heating oils), Dark mineral oil (heavy heating oils, lubricating oils, coal tar, bitumen, asphalt), Crude oil Liquefied Petroleum Gas (LPG) Propane, Butane, Propylene, Butadiene, Light carbohydrate fractions, Cooling gas mixtures Chemicals Liquid fertilizers, Acids (Hydrochloric, Sulphur, Phosphoric, etc.), Bases (Carbohydrates, Solutions, Soda lye, Sodium Hypochlorite, etc.), Aromatics (Benzene, Toluene, Xylenes, Phenol, etc.), Liquid sulphur, Hydrogen peroxide, Resins and glues, Solvents Freight and Intermodal Containers/Trailers, Steel coils, Timber, Lime, Cement, Coal, Coke, Gravel, Sand, Silica sand 48

GRE: Diverse Customer Portfolio and Fleet GRE’s newer and higher capacity railcar fleet attracts top-tier customers. GRE HAS INVESTED MORE THAN $1 BILLION OVER THE LAST 10 YEARS . Today, the average remaining lease term for GRE is 2 years 25% • Renewal success rates have been consistently high • GRE’s top five customers have done business with us for over 25 years TOP 20 CUSTOMER . The focus on investments in freight and intermodal segments continued 5% CREDIT RATING throughout 2019 as the related fleet grew by 34% 70% 2009 2019 GRE Car Count 20,000+ 24,500+ GRE Average Fleet Age 24 18 Investment Grade (years) Speculative (BB+ or lower) GRE Fleet Capacity Private/Not Rated 1,485 2,046 (thousand m³) Top 20 cus tomers based on 2019 revenue As of 12/31/2019 49

GRE: Service Offerings MAINTENANCE ENGINEERING ASSEMBLY SUPPORT MODERNIZATION . GRE’s goal is to ensure . Decades of engineering . GRE’s own production . Comprehensive customer . With an average age of 18 maximum railcar experience facility, combined with service years, GRE has one of the availability extensive modernization youngest and most modern . GRE can adapt special . Deep industry-specific expertise, guarantees the railcar fleets in Europe . Proven track record of railcars in its own workshop know-how combined with highest standards in extremely high safety to meet exact customer understanding of individual . Customer-specific safety and quality standards and technical needs transportation needs adaptations and additional expertise . Tailored solutions equipment can be GRE controls the entire . implemented in many A network of owned process from conceptual . railcar types workshops and certified design to construction to contract partners the delivery of new and modernized railcars . GRE arranges for the cleaning of tanks and freight cars combined with scheduled repairs to minimize downtime 50

India – Industry Overview Indian Railways has a number of initiatives in progress to increase freight rail modal share in the country. RAILCAR OWNERSHIP FREIGHT RAIL TRANSPORT (Based on approximately 300,000) . Significant Potential − Large railway network, dominated by passenger 10% service today − Commodities move long distances − Developing manufacturing and import/export market − Inefficient highway system . Government Support 90% − Stated target of 50% freight rail modal share by 2030 (currently ~30-35% rail vs. ~60% road) − Developing initiatives to encourage more private Indian Railways Privately owned ownership and leasing of railcars − Approved construction of several dedicated freight corridors, with the Eastern and Western routes (combined cost of ~$12.5 billion) expected to be commissioned by 2022 As of 3/31/2020 51

GATX Rail India Overview GATX obtained the first-ever wagon leasing license in 2012 and is the largest private railcar lessor in India. GATX’s GROWTH IN INDIA KEY ATTRIBUTES $140 $15 Wholly Owned Fleet of $14 High Growth Opportunity $13 ~3,700 railcars $120 Actively seeks attractive $12 Serving customers in the automotive, investment opportunities to grow $100 $11 container, steel, cement, and bulk $10 and diversify the fleet $ MILLIONS $ $9 commodities transport sector $80 $8 $7 $60 $6 $ $ MILLIONS $5 $40 Local Technical and $4 Strong Utilization and $3 Operational Capabilities $20 $2 Long Lease Term Leverages GATX’s fleet $1 100% fleet utilization with $0 $0 management expertise to generate average remaining lease term of competitive advantages and 6 years premium customer services NBV (left axis) Lease Income (right axis) As of 12/31/2019 52

GATX Russia GATX started developing business operations in Russia in 2013. . Russia has one of the largest privately- owned railcar fleets in the world . GATX Russia owns a small fleet of timber flatcars, woodchip gondolas, boxcars, and tank cars • Approximately $20 million of investment since inception . Leverages GATX Rail North America and GRE’s core strengths and relationships to establish local competitive advantages 53

PORTFOLIO MANAGEMENT 54

Aircraft Spare Engine Leasing Industry Overview . Aircraft spare engines are very attractive and reliable leasing assets − Robust residual value characteristics − Retain value better over the long term compared to aircraft . Aircraft engines need regular scheduled maintenance (3-5 year intervals) which takes between 90 and 120 days − Correct level of spare engines are maintained to ensure the fleet remains operationally undisrupted − Spare engine ratio to engines installed on aircraft recommended by manufacturers o 8-10% narrow body o 10-15% wide body 55

RRPF Affiliates Overview The RRPF affiliates portfolio has committed future lease receipts of nearly $3.0 billion. OVERVIEW 4% 6% . GATX established its first 4% partnership with Rolls-Royce plc in 1998 9% 31% RRPF . Total NBV of engines upon RRPF ENGINE establishment was $350 million; 9% TYPES today the NBV is approximately $5.0 billion 16% 21% . RRPF affiliates lease aircraft spare engines to commercial airlines and Rolls-Royce plc Trent XWB (A350) V2500 (A320) Trent 700 /7000 (A330) CFM 56 / LEAP (A320 / B737) Trent 1000 (B787) Trent 800 (B777) Trent 900 (A380) Other Bas ed on NBV of approximately $5.0 billion; 100% of RRPF’s portfolio As of 12/31/2019 56

RRPF: Key Attributes RRPF AFFILIATES ENTERED THE COVID-19 CRISIS FROM A 2019 OVERVIEW POSITION OF STRENGTH. ENGINE COUNT Revenue Operating Flexibility 478 ENGINE TYPE COUNT Lease revenues in a strong Low operating cost base and full 10+ contractual position due to non- discretion on capital expenditure ENGINE TYPE MIX cancellable leases (for new engine investments) Approximately 87% Wide-Body and 13% Narrow-Body AVERAGE ENGINE AGE 11 Years Balance Sheet and Liquidity TYPICAL LEASE TERM Renewal Schedule Long-dated debt maturity profile, 3 to 12 Years No material concentration of lease and commitment to preserving cash expirations in any single year and maintaining strong liquidity 57

RRPF: Growth in Revenue & Net Book Value CAGRs of 15.5% and 14.2% for NBV and Total Annual Revenue, respectively, since 1998. 2019 NBV: $5,016M Rev: $470M $6,000 $500 1998 $450 $5,000 $400 REVENUE(MILLIONS) NBV: $243M $350 $4,000 Rev: $29M $300 $3,000 $250 $200 $2,000 $150 NBV (MILLIONS) NBV $100 $1,000 $50 $0 $0 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 NBV Total Annual Revenue As of 12/31/2019 58

Financial Highlights 122 YEARS OF EXPERIENCE 59

GATX Financial Highlights Income Per Diluted Share, Adjusted* $5.77 $5.37 $5.22 $5.51 $4.48 $4.70 $3.50 $2.81 $2.01 $1.59 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Return on Equity, Adjusted* Investment Volume 18% 18% $1,031 $943 15% 14% 14% $860 13% 13% $770 $715 $742 11% $615 $621 $603 9% $585 7% $ $ MILLIONS 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 * Non-GAAP - excludes tax adjustments and other items. See Reconciliation of Non-GAAP Meas ures. 60

Financial Profile Summary FUNDING AND CAPITALIZATION ASSET QUALITY EARNINGS AND LIQUIDITY AND LEVERAGE . Market leader in PROFITABILITY . Strong, stable, and . Strong balance sheet railcar leasing . Track record of strong predictable cash flow with limited issuance business with deep returns through cycles . Committed future lease of secured debt asset knowledge . Solid and sustained receipts from strong and . Balanced debt . Use of secondary customer relationships diversified customer maturity profile market to optimize base fleet quality . Consistent access to . Primarily long-lived, capital markets through widely used railcar cycles assets with high . Robust contingent market value of funding plan with assets relative to diverse sources book value . Capital spending flexibility 61

GATX is Well Positioned with Strong Cash Flows GATX has nearly $3.2 billion in Our strong operating cash flow provides committed future lease receipts. tremendous capital allocation flexibility. $958 $740 $482 $482 $224 $224 $555 $234 $234 $385 $385 $166 $166 $264 $264 $250 $250 $154 $154 $407 $289 $ MILLIONS $ $84 $84 $68 $68 $ MILLIONS $ $304 $269 $542 $542 $411 $411 $629 $629 $458 $458 $370 $370 $497 $497 $463 $463 $307 $307 $509 $509 $244 $244 $267 $267 2020 2021 2022 2023 2024 Thereafter 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Operating Cash Flow Portfolio Proceeds GATX COMMITTED FUTURE LEASE RECEIPTS OPERATING CASH FLOW & PORTFOLIO PROCEEDS (Continuing Operations) As of 12/31/2019 62

Financial Highlights: Strong Balance Sheet LEVERAGE & REDUCTION OF SECURED ASSETS FUTURE DEBT OBLIGATIONS Sold aircraft leasing 5.0x 50% business; reduced leverage $3,442 4.5x and % of secured assets 45% 4.0x 40% 3.5x 35% 3.0x 30% 2.5x 25% 2.0x Stable leverage 20% MILLIONS $ 1.5x post-2006 15% $600 1.0x 10% $525 0.5x 5% $250 $250 $0 0.0x 0% 2003 2005 2007 2009 2011 2013 2015 2017 2019 2020 2021 2022 2023 2024 Thereafter Recourse Debt*/Equity % of Assets that are Secured As of 5/20/2020 *Total Recours e Debt = On-Balance Sheet Recours e Debt + Off-Balance Sheet Recourse Debt + Capital Leas e Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cas h (I n accordance with the new leas e accounting standard, off -balance sheet assets and recourse debt are no longer applicable beginning in 2019) 63

Financial Highlights: Strong Balance Sheet Over the past decade, GATX has lowered borrowing costs while lengthening the average borrowing term. COST OF DEBT & BORROWING TERM 7.0% 10.0 9.0 6.0% 6.4% 8.7 8.0 5.0% 7.0 4.0% 6.0 4.1% 5.0 3.0% 4.0 4.0 3.0 2.0% 3.3 2.0 1.0% 1.0 0.0% - 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Effective Cost of Debt (left axis) Average Life in Years (right axis) As of 12/31/2019 64

Reconciliation of Non-GAAP Measures 122 YEARS OF EXPERIENCE 65

Reconciliation of Non-GAAP Measures: Net Income Measures Net Income 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (in millions) Net income (GAAP) $ 80.8 $ 110.8 $ 137.3 $ 169.3 $ 205.0 $ 205.3 $ 257.1 $ 502.0 $ 211.3 $ 211.2 Adjustments attributable to consolidated pre-tax income: Net casualty gain at ASC - - - - - - - - - (10.5) Cost attributable to the closure of a maintenance facility at Rail International - - - - - - - - 9.5 - Railcar impairment at Rail North America - - - - - - 29.8 - - - Net loss (gain) on wholly owned Portfolio Management marine investments - - - - - 9.2 2.5 (1.8) - - Residual sharing settlement at Portfolio Management - - - - - - (49.1) - - - Early retirement program - - - - - 9.0 - - - - Litigation recoveries (6.5) (3.2) - - - - - - - - Leveraged lease adjustment - (5.5) - - - - - - - - Total adjustments attributable to consolidated pre-tax income $ (6.5) $ (8.7) $ - $ - $ - $ 18.2 $ (16.8) $ (1.8) $ 9.5 $ (10.5) Income taxes thereon, based on applicable effective tax rate $ 2.4 $ 2.0 $ - $ - $ - $ (6.9) $ 7.2 $ 0.7 $ (3.1) $ 2.4 Other income tax adjustments attributable to consolidated income: Income tax rate changes - - 0.7 - - 14.1 - - - (2.8) GATX income taxes on sale of AAE - - - 23.2 - - - - - - Impact of the Tax Cuts and Jobs Act of 2017 - - - - - - - (315.9) (16.5) - Foreign tax credit utilization - - (4.6) (3.9) - - (7.1) - (1.4) - Tax benefits upon close of tax audits (9.5) (4.8) (15.5) - - - - - - - Total other income tax adjustments attributable to consolidated income $ (9.5) $ (4.8) $ (19.4) $ 19.3 $ - $ 14.1 $ (7.1) $ (315.9) $ (17.9) $ (2.8) Adjustments attributable to affiliates' earnings, net of taxes: Net loss (gain) on Portfolio Management marine affiliate - - - - - 11.9 (0.6) - - - Income tax rate changes (1.9) (4.1) (4.6) (7.6) - (7.7) (3.9) - - - Pre-tax gain on sale of AAE - - - (9.3) - - - - - - Interest rate swaps at AAE 9.3 (0.2) 20.5 (6.9) - - - - - - Total adjustments attributable to affiliates' earnings, net of taxes $ 7.4 $ (4.3) $ 15.9 $ (23.8) $ - $ 4.2 $ (4.5) $ - $ - $ - Net Income, excluding tax adjustments and other items (non-GAAP) $ 74.6 $ 95.0 $ 133.8 $ 164.8 $ 205.0 $ 234.9 $ 235.9 $ 185.0 $ 199.8 $ 200.3 Earnings per Share 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Diluted earnings per share (GAAP) $ 1.72 $ 2.35 $ 2.88 $ 3.59 $ 4.48 $ 4.69 $ 6.29 $ 12.75 $ 5.52 $ 5.81 Diluted earnings per share, excluding tax adjustments and other items (non-GAAP) $ 1.59 $ 2.01 $ 2.81 $ 3.50 $ 4.48 $ 5.37 $ 5.77 $ 4.70 $ 5.22 $ 5.51 66

Reconciliation of Non-GAAP Measures: Balance Sheet Measures On- and Off-Balance Sheet Assets 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Total assets (GAAP) $ 5,442.4 $ 5,846.0 $ 6,044.7 $ 6,535.5 $ 6,919.9 $ 6,894.2 $ 7,105.4 $ 7,422.4 $ 7,616.7 $ 8,285.1 Off-balance sheet assets (1): Rail North America 968.1 884.5 863.5 887.9 606.1 488.7 456.5 435.7 430.2 - ASC - - 21.0 16.5 11.7 6.8 2.6 - - - Portfolio Management 3.4 2.6 - - - - - - - - Total off-balance sheet assets $ 971.5 $ 887.1 $ 884.5 $ 904.4 $ 617.8 $ 495.5 $ 459.1 $ 435.7 $ 430.2 $ - Total assets, as adjusted (non-GAAP) $ 6,413.9 $ 6,733.1 $ 6,929.2 $ 7,439.9 $ 7,537.7 $ 7,389.7 $ 7,564.5 $ 7,858.1 $ 8,046.9 $ 8,285.1 (1) Off-balance sheet assets apply to each of the years 2018 and prior. In accordance with the new lease accounting standard, off-balance sheet assets are no longer applicable beginning in 2019. 67